UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
  August 10, 2012

PLANTRONICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 10, 2012, at the Annual Meeting (as defined below) of Plantronics, Inc. (the "Company"), the Company's stockholders approved amendments to the Company's Amended and Restated 2003 Stock Plan (the "Plan") including (1) to increase the number of shares of common stock authorized for issuance under the Plan by 1,000,000, (2) eliminate the Plan's expiration date, (3) remove the authority to issue stock appreciation rights and stock options that qualify for incentive stock option treatment under Internal Revenue Code Section 422, and (4) remove the automatic, non-discretionary equity awards to non-employee members of the Board of Directors.
A copy of the Amended and Restated 2003 Stock Plan is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
Also on August 10, 2012 at the Annual Meeting, the Company's stockholders approved amendments to the Company's 2002 Employee Stock Purchase Plan (the "ESPP") to increase the number of shares of common stock authorized for issuance under the ESPP by 300,000 and certain other changes including to eliminate the ESPP's expiration date.
A copy of the Amended and Restated 2002 Employee Stock Purchase Plan is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company's 2012 Annual Meeting of Stockholders (the "Annual Meeting") was held on August 10, 2012. At the Annual Meeting, 39,624,018 shares of common stock of the Company were present in person or by proxy.
At the meeting, the Company's stockholders voted on the following proposals: (1) elect seven directors; (2) approve amendments to the Plan including (i) increase the number of shares reserved for issuance under the Plan by one million (1,000,000), (ii) eliminate the Plan's expiration date, (iii) remove the authority to issue stock appreciation rights and stock options that qualify for incentive stock option treatment under Internal Revenue Code Section 422, and (iv) remove automatic, non-discretionary equity awards to non-employee members of the Board of Directors; (3) approve amendments to the ESPP including (i) increase the number of shares reserved for issuance under the ESPP by three hundred thousand (300,000), and (ii) eliminate the ESPP's expiration date, (4) ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2013, and (5) advisory vote to approve the compensation of the Company's named executive officers.
The results of the voting were as follows:
Proposal No. 1: The following directors were elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes

Marv Tseu	36,352,541	166,116	930,192	2,175,169
Kan Kannappan	37,338,967	36,479	73,403	2,175,169
Brian Dexheimer	37,286,565	87,590	74,694	2,175,169
Robert Hagerty	37,227,512	146,523	74,814	2,175,169
Gregg Hammann	36,570,594	86,739	791,516	2,175,169
John Hart	36,511,564	145,750	791,535	2,175,169
Marshall Mohr	37,272,644	91,294	84,911	2,175,169

Proposal No. 2: The results of the vote to approve amendments to the Company's Amended and Restated 2003 Stock Plan were:

For	Against	Abstain	Broker Non-Votes
33,739,086	3,693,066	16,697	2,175,169

Proposal No. 3: The results of the vote to approve amendments to the Company's Amended and Restated 2002 Employee Stock Purchase Plan were:

For	Against	Abstain	Broker Non-Votes
37,151,191	126,378	171,280	2,175,169

Proposal No. 4: The results of the vote on ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2013 were:

For	Against	Abstain	Broker Non-Votes
39,406,833	207,677	9,508	—

Proposal No. 5: The results of the advisory vote to approve the compensation of the Company's named executive officers were:

For	Against	Abstain	Broker Non-Votes
36,097,526	1,268,516	82,807	2,175,169

Item 9.01 Financial Statements and Exhibits

The following exhibits are filed as part of this report.

Exhibit Number	Description

10.1	Plantronics, Inc. 2003 Stock Plan, Amended and Restated
10.2	Plantronics, Inc. 2002 Employee Stock Purchase Plan, Amended and Restated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2012	PLANTRONICS, INC.

	By:	/s/ Richard R. Pickard
	Name:	Richard R. Pickard
	Title:	Vice President - Legal, General Counsel and Secretary